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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2005


                           CommerceFirst Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


            Maryland                   333-91817                  52-2180744
(State or other jurisdiction     (Commission file number)        (IRS Employer
       of incorporation)                                             Number)


                 1804 West Street, Suite 200, Annapolis MD 21401
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 410.280.6695

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Matters

         On February 22, 2005 CommerceFirst Bancorp, Inc. issued the press release attached as exhibit 99.

Item 9.01  Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.  Not applicable.

(b)   Pro Forma Financial Information. Not Applicable.

(c)   Exhibits.

         99       Press Release dated February 22, 2005



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COMMERCEFIRST  BANCORP, INC.



                                             By:  /s/ Richard J. Morgan
                                                --------------------------------
                                                Richard J. Morgan, President,
                                                Chief Executive Officer

Dated: February 23, 2005